Phillips Edison Grocery Center REIT I 8-K

Exhibit 99.2

Phillips Edison Grocery Center REIT I to Acquire Phillips Edison Limited Partnership May 2017

2 · FORWARD - LOOKING STATEMENT DISCLOSURE Certain statements contained in this press release may be considered forward - looking statements within the meaning of Section 27 A of the Securities Act of 1933 , as amended (the “Securities Act”), and Section 21 E of the Securities Exchange Act of 1934 , as amended (the “Exchange Act”), including statements regarding the transaction and the ability to consummate the transaction and anticipated dividends . We intend for all such forward - looking statements to be covered by the safe harbor provisions for forward - looking statements contained in Section 27 A of the Securities Act and Section 21 E of the Exchange Act, as applicable . Such statements include, in particular, statements about PECO I’s plans, strategies, and prospects and are subject to certain risks and uncertainties, as well as known and unknown risks, which could cause actual results to differ materially from those projected or anticipated . Therefore, such statements are not intended to be a guarantee of PECO I’s performance in future periods . Such forward - looking statements can generally be identified by our use of forward - looking terminology such as “may,” “will,” “would,” “could,” “should,” “expect,” “intend,” “anticipate,” “estimate,” “believe,” “continue,” or other similar words . Readers are cautioned not to place undue reliance on these forward - looking statements, which speak only as of the date of this release . PECO I makes no representation or warranty (express or implied) about the accuracy of any such forward - looking statements contained in this release, and does not intend, and undertakes no obligation, to publicly update or revise any forward - looking statements, whether as a result of new information, future events, or otherwise . 2

INFORMATION DISCLOSURE

Additional Information About the Transaction and Where to Find It

This communication does not constitute a solicitation of materials of any vote or approval in respect of the proposed transaction involving PECO I or otherwise. In connection with the proposed transaction, a stockholder meeting will be announced soon to obtain stockholder approval. In connection with the proposed transaction, PECO I intends to file relevant materials, including a proxy statement, with the Securities and Exchange Commission (the "SEC"). Investors and security holders of PECO I are urged to read the definitive proxy statement and other relevant materials when they become available because they will contain important information about PECO I and the proposed transaction. The proxy statement and other relevant materials (when they become available), and any other documents filed by PECO I with the SEC, may be obtained free of charge at the SEC's website at www.sec.gov, at PECO I's website at www.grocerycenterREIT1.com or by sending a written request to the Company at 11501 Northlake Drive, Cincinnati, OH 45249, Attention: Investor Relations.

Participants in the Solicitation

PECO I and its directors, executive officers and certain other members of management and employees may be deemed to be participants in soliciting proxies from the stockholders of PECO I in favor of the proposed transaction. Information regarding the persons who may, under the rules of the SEC, be considered to be participants in the solicitation of PECO I's stockholders in connection with the proposed transaction and their ownership of PECO I's common stock will be set forth in the proxy statement for its stockholder meeting. Investors can find more information about PECO I's executive officers and directors in its Annual Report on Form 10-K for the fiscal year ended December 31, 2016 and in its definitive proxy statement filed with the SEC on Schedule 14A on June 28, 2016.

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4 · TABLE OF CONTENTS Section 1 The Transaction Page 5 Section II The Portfolio Page 16 Section III Why Grocery? Page 25 Section IV The Platform Page 39 Phillips Edison represents the unique opportunity to invest in what is becoming the most attractive space within shopping center real estate 4

PHILLIPS EDISON & COMPANY | 5 The Transaction

6 · Phillips Edison Limited Partnership Real Estate 76 Shopping Centers 1 Necessity Retail Partners (20% Interest) 12 Shopping Centers Property Count as of 3/31/2017 PECO I TO ACQUIRE PELP Phillips Edison Grocery Center REIT II, Inc. 78 Shopping Centers Phillips Edison Grocery Center REIT I, Inc. 154 Shopping Centers Phillips Edison Grocery Center REIT III, Inc. Currently Raising Capital Phillips Edison Grocery Center REIT I, Inc. Pre Transaction Post Transaction Real Estate 230 Shopping Centers 6 Asset Manager Phillips Edison Grocery Center REIT II, Inc. 78 Shopping Centers Phillips Edison Grocery Center REIT III, Inc. Currently Raising Capital Asset Manager 1 ) Excludes certain assets not included in the transaction Necessity Retail Partners (20% Interest) 12 Shopping Centers

7 · DETAILS: PECO I TO ACQUIRE PELP PECO I PELP • Externally managed non - traded REIT with estimated $3.0B TEV • 154 shopping centers with 16.8M square feet of GLA • IPO closed in 2014; raised $1.75B • Vertically integrated owner and operator of 76 shopping centers • Exclusively focused on grocery - anchored shopping centers since inception in 1991 • Asset management platform advises approximately $4.9B of grocery - anchored shopping center assets, including PECO I POST TRANSACTION: • Estimated $4.0B TEV internally managed REIT with exclusive focus on grocery - anchored shopping centers • 230 properties with 25.5M square feet of GLA located in 32 states • Third party asset management business with over $1.9B of AUM and annual revenues of approximately $25M from PECO II, PECO III, and Necessity Retail Partners, a JV between PECO II and TPG Real Estate • Projected accretion of 8 - 10% for pro forma FFO per s hare for Q1 2017 compared to standalone PECO I * • Estimated pro forma dividend coverage expected to exceed 100% (on a FFO/Total Dividends basis), up from 92% for standalone PECO I for Q1 2017 * • Internally managed REIT well positioned for capital market opportunities, including strategic liquidity alternatives Phillips Edison Grocery Center REIT I (PECO I) to acquire Phillips Edison Limited Partnership (PELP) All figures are as of 3/31/17 unless otherwise noted *Please see the appendix for reconciliation of non - GAAP measures 7

8 · TRANSACTION CONSIDERATION • Assets acquired include 76 real estate assets and 100% of PELP’s third - party asset management businesses • Transaction consideration excludes internalization fees 1 in accordance with PECO I’s advisory agreement with PELP • Earnout structure incentivizes future performance: – 5 million additional OP Units earned if a liquidity event is achieved by December 31, 2019 at a share value of $10.20 or greater – 8 million additional OP Units earned based on achievement of certain fundraising targets for PECO III – Total earnout subject to cap of 12.49 million OP Units • Equity - based consideration and earn - out aligns management with stockholders and preserves capital for future investments • Management is receiving no cash consideration – 100% of cash will be used to retire certain minority interests in PELP in order to preserve PECO I REIT status • Management will be PECO I’s largest stockholder, owning over 18 million OP Units and common shares 3 , with a long term view of increasing stockholder value, and will be subject to significant lock up periods • Transaction will be subject to stockholder vote, although not legally required TRANSACTION CONSIDERATION 45.2 million PECO I Issued OP Units 2 ($10.20/share) $461 M Debt Assumed/ Refinanced $501 M Cash Consideration $50 M TOTAL VALUE $1,012 M 1. Refers to the absence of any fee paid with respect to ongoing management advisory services provided to PECO I from PELP 2. Includes 4.8 million Class B OP Units in PECO I Operating Partnership received as payment for asset management services 3. Includes phantom shares held by employees 8

9 · TRANSACTION CAPITAL STRUCTURE • Transaction to be immediately accretive: Estimated pro forma FFO per share for Q1 2017 is higher by approximately 8 - 10% relative to the performance of stand - alone PECO I * • Estimated pro forma dividend coverage expected to exceed 100% (on a FFO/Total Dividends basis), up from 92% for standalone PECO I for Q1 2017 * • PECO I stockholders to own 80.2% and PELP stockholders to own 19.8% of the combined company (without giving effect to the earn - out) • Pro forma debt to total enterprise value of 41.4% PRO FORMA CAPITAL STRUCTURE (NON - GAAP) 183.3 M PECO I Existing Equity ($10.20/share) $1,870 M 45.2 M PELP Owned OP Units 1 ($10.20/share) $461 M PECO I Total Outstanding Debt 2 $1,144 M PELP Debt Assumed/Refinanced in Transaction 2 $501 M TOTAL ENTERPRISE VALUE $3,976 M 1. Includes 4.8 million Class B OP Units in PECO I Operating Partnership received as payment for asset management services 2. Represents principal amount of outstanding debt and includes estimated transaction costs of $20.0 million in total and $50.0 mil lion of cash consideration 3. Assumes all forward starting swaps are effective 9 PRO FORMA DEBT METRICS ESTIMATED 3/31/2017 Fixed Rate / Floating Rate 87% / 13% Portfolio Weighted Average Interest Rate 3 3.45 to 3.65% Weighted Average Term with Options 4.8 to 5.3 years *Please see the appendix for reconciliation of non - GAAP measures

10 · 2016 FFO/Share: $0.58 Projected accretion of 8 - 10% on estimated pro forma FFO per share for Q1 2017 * SSNOI Growth (‘16 v ‘15): 3.2% REAL ESTATE • National platform focused from its inception in 1991 on grocery - anchored shopping centers • Owns and operates 76 shopping centers, in 25 states, totaling 8.7 million square feet • PECO I and PELP share 4 out of the top 5 grocers by % of ABR: • Highly complementary portfolios: OVERVIEW OF PELP Local 15.7% National & Regional 39.5% Grocery 44.8% Pro Forma GLA by Tenant Type Local 14.0% National & Regional 33.1% Grocery 52.9% PECO I GLA by Tenant Type Local 19.2% National & Regional 52.6% Grocery 28.2% PELP GLA by Tenant Type 10 *Please see the appendix for reconciliation of non - GAAP measures

11 · ASSET MANAGEMENT BUSINESS • $4.8B of third - party assets under management as of December 31, 2016 • Consistent asset management fees from PECO I, PECO II, PECO III and Necessity Retail Partners, a value - added joint venture between PECO II and TPG Real Estate • Generates annual fee and management income of approximately $71 million • Sponsored 11 third party funds (high net worth, institutional and public non - traded REITs) since 2000 • Raised over $3.8 billion of equity capital • Generated strong investor returns: 5 of the 6 realized funds have achieved net IRRs in excess of 13% OVERVIEW OF PELP 11 1) Includes PECO I, PECO II, PECO III and Necessity Retail Partners and certain other third - party owned centers 2) Certain amounts of fee income have been normalized to the periods earned $839 $913 $1,002 $1,032 $1,271 $2,657 $3,063 $3,768 $4,759 2008 : $ 14.2 M 2016 : $ 70.9 M 10.0 30.0 50.0 70.0 90.0 110.0 130.0 150.0 170.0 190.0 2008 2009 2010 2011 2012 2013 2014 2015 2016 $0 $500 $1,000 $1,500 $2,000 $2,500 $3,000 $3,500 $4,000 $4,500 $5,000 Total Invested Capital Fee Income Strong Growth in Third Party Assets Under Management 1,2 (in Millions) (Excluding PELP)

12 · COMBINATION OF COMPLEMENTARY PORTFOLIOS 12 PELP PECO I COMBINED Property Count 76 in 25 states 154 in 28 states 230 in 32 states Square Feet 8.7 million 16.8 million 25.5 million Leased Occupancy 90.0% 96.0% 93.9% % ABR from Grocers, National, and Regional Tenants 76% 79% 78% PELP PECO I COMBINED Tenant % of ABR # Tenant % of ABR # Tenant % of ABR # Top 3 Grocers by % of ABR Kroger 8.7% 14 Kroger 8.4% 38 Kroger 8.5% 52 Albertsons – Safeway 3.0% 5 Publix 7.4% 31 Publix 5.9% 33 Ahold Delhaize 2.9% 9 Albertsons – Safeway 4.3% 14 Albertsons – Safeway 4.0% 19 Top 3 Inline Tenants by % of ABR H&R Block 0.8% 18 Subway 0.8% 45 Subway 0.8% 62 Dollar Tree 0.8% 7 Wells Fargo Financial 0.7% 14 Anytime Fitness 0.6% 26 Hibbett Sports 0.8% 11 Anytime Fitness 0.6% 18 H&R Block 0.6% 50

13 · AUGUST JULY PROJECTED TIMELINE May 2017 • Executed Contribution Agreement July 2017 • Proxy mailed to stockholders September 2017 • Stockholder vote • Receipt of required non recourse debt consents Q4 2017 • Transaction expected to close MAY JUNE SEPTEMBER Q4 2017 13

14 · KEY TAKEAWAYS • The result of this transaction will be the largest internally managed REIT exclusively focused on grocery - anchored properties • Expected to be immediately accretive to FFO per share • Estimated pro forma dividend coverage expected to exceed 100% • Strengthens balance sheet • Increases future earnings growth potential • Drives cost synergies realized through internal management • Improved valuation potential with increased earnings, scale and internalized manager • Transaction consideration does not include internalization fees 1 and management receives no cash consideration • Asset management fees provide consistent, predictable income through market cycles • Equity - based transaction enhances REIT I’s capital position and better aligns management with the stockholders • PECO I management is the REIT’s largest equity owner and will own over 18 million share equivalents (excluding earn - out) • Managed portfolios provide embedded acquisition pipeline with increased opportunities for growth 14 1. Refers to the absence of any fee paid with respect to ongoing management advisory services provided to PECO I from PELP

15 · GOAL: TO PROVIDE LIQUIDITY FOR PECO I STOCKHOLDERS • Exclusive focus on grocery - anchored shopping centers: the most attractive space in shopping center real estate • Integrated veteran management team vested in the success of PECO I through a meaningful ownership stake • $4 billion TEV combined company with expected higher earnings per share and well positioned for future growth • Appropriately leveraged balance sheet All positive steps toward a liquidity event for PECO I stockholders 15

PHILLIPS EDISON & COMPANY | 16 The Portfolio

17 · Property Count As of 3/31/2017 PRO FORMA PECO I Post Transaction Phillips Edison Grocery Center REIT I, Inc. Real Estate 230 Shopping Centers Asset Manager Necessity Retail Partners (20% Interest) 12 Shopping Centers Phillips Edison Grocery Center REIT II, Inc. 78 Shopping Centers Phillips Edison Grocery Center REIT III, Inc. Currently Raising Capital 17

PRO FORMA PHILLIPS EDISON HAS A NATIONAL FOOTPRINT

346 properties under management across 33 states[1]

Diversified National Presence


Pro forma PECO I
All Assets Under Management

Pro forma PECO I Owned Only


FL 8%
OH 7%
GA 7%
IL 4%
TX 3%
CA 3%
MA 3%
VA 3%
NC 2%
Other 60%

(1) AS OF 3/31/2017

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19 · PURE - PLAY GROCERY - ANCHORED PORTFOLIO RELATIVE TO PEERS 91% 74% 69% 45% 40% 31% 28% 23% 21% 16% 16% 10% 22% 21% 44% 49% 54% 12% 47% 46% 52% 63% 78% 9% 4% 10% 11% 11% 15% 60% 30% 33% 32% 21% 12 % PF PECO I ROIC REG WRI BRX KIM AKR FRT UE RPAI AAT DDR Grocery-Anchored Power Center Other Sources: Green Street Advisors and Company filings Note: Peer breakdown by total asset value as of FYE 2016. ¹ Defined as a shopping center with 3 or more big box tenants and only a limited amount of space dedicated to smaller tenants . 1 19

20 · PRO FORMA PECO I PORTFOLIO DETAILS Notes: Portfolio data as of 3/31/2017; All other financial data pro forma is as of 3/31/2017 Portfolio Highlights Financial Stats Total Assets (count) 230 Total GLA 25.5 Median Income - 3 mile (000s) $55,641 Population - 3 mile (000s) 58,024 Anchor Term (yrs) 4.8 Total Occupancy 93.9% Anchor Occupancy 97.8% Inline Occupancy 86.2% Total ABR / SF $11.02 Anchor ABR / SF $8.40 Inline ABR / SF $16.94 Grocery 37% Retail Stores 26% Services 23% Restaurant 14% % ABR BY INDUSTRY National & Regional 41% Local 22% Grocery 37% % ABR BY TENANT TYPE 20 Financial Stats Fully Diluted Share Count 228.5 NAV / Share $10.20 Total Debt $1,645.0 Total Enterprise Value $3,975.7 Credit Information 2017 Q1 Debt / TEV 41.4%

21 · INVESTMENT MANAGEMENT TRACK RECORD OF CAPITAL RAISED History of building deep relationships, representing a broad spectrum of equity capital sources throughout all cycles - $3.9 Billion in total High Net Worth LP’s $200 Million Institutional LP’s $695 Million Public REITs $3.0 Billion 2000: Fund I $20 M 2002: Fund II $57 M 2007: SIF1 $65 M 2011: SIF II $57 M 2005: Fund III $275 M 2008: Fund IV $120 M 2011: CBRE JV $50 M 2016: TPG JV $250 M 2010: REIT I $1.8 B 2014: REIT II $1.2 B 2016: REIT III $1.5 B 2 NOTES: (1) FOR PURPOSES OF PERFORMANCE FIGURES AND THE INFORMATION ABOVE, “FUND” MEANS PHILLIPS EDISON STRATEGIC INVESTMENT FUND LLC (“ SIF I”), PHILLIPS EDISON STRATEGIC INVESTMENT FUND II LLC (“SIF II”), PHILLIPS EDISON & COMPANY SHOPPING CENTER OPPORTUNITY FUND LLC (“FUND I”), PHILLIPS EDISON & COMPANY SHO PPING CENTER OPPORTUNITY FUND II LLC (“FUND II”), PHILLIPS EDISON SHOPPING CENTER FUND III LP (“FUND III”) OR PHILLIPS EDISON SHOPPING CENTER FUND IV LP (“FUND IV”), AS APPLIC ABL E. (2) CURRENTLY IN OFFERING – REPRESENTS TARGET EQUITY RAISE TRACK RECORD OF VALUE CREATION: STRONG PERFORMANCE IN 6 OUT OF 7 CLOSED - END, CO - MINGLED FUNDS 21

INVESTMENT MANAGEMENT- TRACK RECORD OF VALUE CREATION

Strong performance in 6 out of 7 closed-end funds

	Fund[1]	Vintage[2]	Equity Invested	Targeted Investor Return	Net IRR[3]	Net Multiple
REALIZED	Fund I	2000	$19,900,000	15-20%	32.1%	2.04X
	Fund II	2002	$57,200,000	15-20%	26.5%	1.26X
	Fund IV	2008	$62,350,000	13-15%	17.0%	1.67X
	CBRE JV	2011	$50,000,000	8%	16.1%	1.26X
PARTIALLY REALIZED	Fund III	2005	$275,000,000	13-15%	N/A	.17X
	SIF I	2007	$64,866,250	15-17%	13.4%	1.38X
UN-REALIZED	SIF II	2011	$57,200,000	15-17%	14.0%	2.80X

(1) For purposes of performance figures and the information above, "Fund" means Phillips Edison Strategic Investment Fund LLC ("SIF I"), Phillips Edison Strategic Investment Fund II LLC ("SIF II"), Phillips Edison & Company Shopping Center Opportunity Fund LLC ("Fund I"), Phillips Edison & Company Shopping Center Opportunity Fund II LLC ("Fund II"), Phillips Edison Shopping Center Fund III LP ("Fund III") or Phillips Edison Shopping Center Fund IV LP ("Fund IV"), as applicable.

(2) Vintage is the year in which the first capital call was made.

(3) Past performance is not necessarily indicative of prospective returns for the Fund. There can be no assurances that the Fund will be profitable. The partially realized and unrealized returns are estimates and actual results may vary. Internal rate of return net of all fees and payments to the manager. Calculated based on time of investment.

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PECO I – BOARD OF DIRECTORS

Jeffrey S. Edison
Mr. Edison, together with Michael C. Phillips, founded Phillips Edison & Company and has served as a principal of the company since 1995. From 1991 to 1995, he was employed by NationsBank's South Charles Realty Corporation, serving as a Senior Vice President. Mr. Edison was employed by Morgan Stanley Realty Incorporated from 1987 until 1990 and The Taubman Company from 1984 until 1987.

Leslie T. Chao
Mr. Chao retired as Chief Executive Officer of Chelsea Property Group, a subsidiary of Simon Property Group, Inc. (NYSE: SPG), in 2008. Previously he served in various senior capacities at Chelsea, including President and Chief Financial Officer, from 1987 through its IPO in 1993 (NYSE: CPG) and acquisition by Simon in 2004. He is a non-executive director of Value Retail PLC, a leading developer of outlet centers in Europe, and from 2006 to 2008 served as an independent non-executive director of The Link REIT, the first and largest public REIT in Hong Kong.

Paul J. Massey, Jr.
Mr. Massey, together with partner Robert A. Knakal, whom he met at Coldwell Banker, founded Massey Knakal Realty Services, which became New York City's largest investment property sales brokerage firm, of which Mr. Massey served as Chief Executive Officer. With 250 sales professionals serving more than 200,000 property owners, Massey Knakal Realty Services was ranked as New York City's #1 property sales company in transaction volume by the CoStar Group, a national, independent real estate analytics provider. Mr. Massey also serves as Chairman for REBNY's Ethics and Business Practice Subcommittee, is Director of Commercial Board of Directors of REBNY, is an active member of the Board of Trustees for the Lower East Side Tenement Museum and serves as a chair or member of numerous other committees.

Stephen R. Quazzo
Mr. Quazzo is co-founder and Chief Executive Officer of Pearlmark Real Estate, L.L.C. From 1991 to 1996, Mr. Quazzo served as President of Equity Institutional Investors, Inc., a subsidiary of investor Sam Zell's private holding company, Equity Group Investments, Inc. Mr. Quazzo was responsible for raising equity capital and performing various portfolio management services in connection with the firm's real estate investments, including institutional opportunity funds and public REITs. He is a member and past trustee of the Urban Land Institute, a member of the Pension Real Estate Association, and is a licensed real estate broker in Illinois. In addition, Mr. Quazzo served as a director of Starwood Hotels & Resorts (NYSE: HOT) until its acquisition by Mariott and is an Investment Committee member of the Chicago Symphony Orchestra endowment and pension plans. Mr. Quazzo has served as a Trustee of The Latin School of Chicago since 2001 and since 1994 has been a Chicago Advisory Board member of City Year, a national service organization.

Gregory S. Wood
Mr. Wood has been Executive Vice President & Chief Financial Officer of EnergySolutions, Inc., a leading services provider to the nuclear industry, since June 2012. Prior to that, Mr. Wood held the role of chief financial officer at numerous public and private companies, including with Actian Corporation, Silicon Graphics, Liberate Technologies and InterTrust Technologies. Mr. Wood was a director of Steinway Musical Instruments, Inc. from October 2011 to October 2013, where he also served as Chairman of the Audit Committee.

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PHILLIPS EDISON & COMPANY – MANAGEMENT



Jeffrey S. Edison, *Principal and Chief Executive Officer*
Jeff Edison, together with Michael C. Phillips, founded Phillips Edison & Company and has served as a principal of the company since 1995. From 1991 to 1995, he was employed by NationsBank's South Charles Realty Corporation, serving as a Senior Vice President. Mr. Edison was employed by Morgan Stanley Realty Incorporated from 1987 until 1990 and The Taubman Company from 1984 until 1987.



Devin I. Murphy, *Principal and Chief Financial Officer*
Devin Murphy is the Chief Financial Officer of Phillips Edison Grocery Center REIT I, Inc. He previously served as Vice Chairman of Investment Banking at Morgan Stanley. He began his real estate career in 1986 when he joined the real estate group at Morgan Stanley as an associate. Prior to rejoining Morgan Stanley in June 2009, Mr. Murphy was a managing partner of Coventry Real Estate Advisors, a real estate private equity firm which sponsors institutional investment funds that acquire and develop retail properties.



Robert F. Myers, *Chief Operating Officer*
Bob Myers joined Phillips Edison in 2003 as a Senior Leasing Manager, was promoted to Regional Leasing Manager in 2005 and became Vice President of Leasing in 2006. He was named Senior Vice President of Leasing and Operations in 2009, and Chief Operating Officer in 2010. Before joining Phillips Edison, Mr. Myers spent six years with Equity Investment Group, where he started as a property manager in 1997. He served as Director of Operations from 1998 to 2000 and as Director of Lease Renegotiations/Leasing Agent from 2000 to 2003.



R. Mark Addy, *President and Chief Operating Officer, PECO I*
Mark Addy has served as the Co-President of Phillips Edison Grocery REIT I since April 2013 and as the Chief Operating Officer of Phillips Edison Grocery REIT I since October 2010. Mr. Addy served as Chief Operating Officer for Phillips Edison & Company from 2004 to October 2010. He served Phillips Edison as Senior Vice President from 2002 until 2004, when he became Chief Operating Officer. Mr. Addy was the top executive in the Cincinnati, Ohio headquarters, responsible for implementing the company's growth strategy.

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PHILLIPS EDISON & COMPANY | 25 Why Grocery?

26 · ADVANTAGES OF OUR GROCERY ANCHORED FOCUS Grocery is the most attractive space in shopping center real estate • Average customer trips per week is 1.6 1 • Consistent demand generator — non - cyclical • Recession resistant NECESSITY - BASED • 18,000 avg. total trips per week • Benefits in - line tenant sales and growth • Rental revenue driven by convenience and service - based business • Online is currently 2.4% of total food sales 2 SOURCES: (1) FOOD MARKETING INSTITUTE (2) THE FUTURE OF FOOD RETAILING 2015, WILLARD BISHOP HIGH TRAFFIC E - COMMERCE RESISTANT 26

27 · GROCERY SALES HAVE OUTPERFORMED ALL OTHER RETAIL SALES Monthly Retail Store Sales per U.S. Census Data¹ Sources: U.S. Census Advanced Monthly Retail Trade Report as of February 2017 and NAICS retailer codes Note: Grocery includes supermarkets and other grocery stores, excluding convenience stores. Electronics includes electronics and appliance stores. Sporting Goods / Hobby includes sporting goods stores, hobby stores, book stores and music stores. Department stores includes all department stores. ¹ Includes both in - store and online sales for companies that have physical brick - and - mortar stores. Monthly sales are adjusted f or seasonal variation. Excludes pure - play online retail. 50.0% 60.0% 70.0% 80.0% 90.0% 100.0% 110.0% 120.0% 130.0% 140.0% 150.0% 2005 2006 2007 2008 2009 2010 2011 2012 2013 2014 2015 2016 Grocery Electronics Sporting Goods / Hobby Department Stores 137.8% 97.2% 109.4% 72.0% 27

28 · FOOD AND BEVERAGE IS MORE RESISTANT TO E - COMMERCE THAN OTHER RETAIL SECTORS Digital’s Share of U.S. Retail Sales by Type of Retailer Sources: U.S. Census Bureau, BI intelligence estimates, Cushman & Wakefield research and U.S. Department of commerce 28 0% 10% 20% 30% 40% 50% 60% 2005 2006 2007 2008 2009 2010 2011 2012 2013 E2014 E2015 E2016 Clothing & Accessories Health & Personal Care Electronics, Appliances, Computers Food & Beverage Media, Sporting & Hobby Goods 55% 20% 17% 8% 2 % Relative to other retail sectors, the food & beverage industry has been least impacted by e - commerce, with e - commerce comprising less than ~2% of total sales vs. over ~20% for apparel and over ~50% for electronics

29 · STORE CLOSURES ARE CONCENTRATED IN NON - GROCERY RETAIL, PARTICULARLY APPAREL 46.5% 22.7% 9.7% 5.8% 4.0% 3.4% 2.4% 1.7 % Apparel, Footwear & Accessories Electronics Department Store Books Supermarket Sporting Goods Discount Store Office Supply Sources: TNT Store Closure Database Note: The above data excludes 3.7% of other, which includes beauty, convenience, crafts stores, dollar stores, drug retailers , h ome stores and toys. 1 PF PECO I exposure weighted by annualized base rent. Store Closings Completed or Announced YTD by Type of Retailer PECO I PF Exposure 1 5.8% 0.8% 2.7% 0.3% 37.4% 1.2% 4.0% 0.9 % Less than 10% of PF PECO I’s revenues come from the 3 segments that have comprised over 78% of 2017 of store closures YTD Annual rent lost due to closures in Q1 2017 for PF PECO I totaled ~0.36% of annual rent 29

30 · INVESTMENT STRATEGY INVESTMENT THESIS GENERAL NOTES: (1) PROPRIETARY SCORECARD THAT USES A SERIES OF ALGORITHMS TO BE NCHMARK INDIVIDUAL ASSETS BASED ON A DEFINED SET OF CHARACTERIST ICS INCLUDING THOSE FEATURED ON THIS SLIDE. (2) HEALTH RATIO IS THE AMOUNT OF ANNUAL RENT AS A PERCENTAGE OF ANNUAL SALES. We invest in grocery - anchored shopping centers with a focus on the three - mile trade area – the micro - market – surrounding each shopping center with the following characteristics: • Geographically diverse portfolio in growing markets • Market leading grocery anchor • 70 - 80% national and regional creditworthy tenants • Diversification by tenancy, industry and lease term • E - commerce resistant TRADE AREA SPECIFIC • #1 or #2 traditional grocer in market with a favorable health ratio 2 • Walmart established in marketplace • Average population target of 55,000 in a three - mile radius • Average household income target of $60,000 • Employment diversity PROPERTY SPECIFIC – POWER SCORE 1 • Proprietary, algorithm based scorecard that ranks over 40 property criteria including: • Grocer strength – sales, market share, health ratio 2 , lease term • Functionality of site design • Asset age/quality • Access and visibility • Merchandising mix/opportunity 30

31 · INVESTMENT STRATEGY • #1 or #2 grocer in market with a favorable health ratio 2 • Walmart established in marketplace • Average population target of 55,000+ in a three - mile radius • Average HHI target of $65,000+ • Employment diversity and drivers FOCUS ON MAJOR GROCERY FORMATS TRADITIONAL NOTES: (1) 2011 – 2016 CAGR, SOURCE: PROGRESSIVE GROCER (2) GRAPH IS REPRESENTATIVE OF 198 GROCERY ANCHORED PROPERTIES ( EXCLUDING SHADOW ANCHORS) • DOMINANT FORMAT • 65% OF SUPERMARKET FOOD SALES • 3% CAGR 1 CHARACTERISTICS: • Full line of groceries, meat, and produce • 15% of sales in General Merchandise and Health & Beauty • Service deli, service bakery, and/or pharmacy • Second largest format • 25% of supermarket food sales • 0.7% CAGR 1 CHARACTERISTICS: • Mass Merchandiser + Grocery Component • Average size – 170,000 square feet • 40% dedicated to grocery • Fastest growing format • 6.4% 2013 sales growth • 1 2.3 % CAGR 1 CHARACTERISTICS: • Emphasize perishables and organics • 75% of sales from produce, meat, seafood, dairy • Smaller footprint PECO I focuses on the #1 or #2 market - leading grocer across the traditional format Traditional 89% Supercenter 4% Specialty 7% SUPERCENTER FRESH FORMAT 31 Pro Forma PECO I

PROPERTIES LOCATED IN UNCROWDED MARKETS

% Exposure to Top 15 MSAs[1]



80 %
76 %
59 %
58 %
56 %
48 %
47 %
40 %
39 %
37 %
35 %
11 %
PF PECO I
UE
AKR
FRT
REG
KIM
RPAI
WRI
BRX
ROIC
DDR
AAT

Key Opportunities

- ✓ Established position in markets outside the Top 15 GSA MSAs, supported by 25+ year operating history
- ✓ Limited competition from public peers, which tend to focus on crowded major MSAs
- ✓ Positioning outside Top 15 MSAs enables Phillips Edison to compete in markets with less existing retail SF on a per capita basis
- ✓ Competitive advantage over local operators due to:
  - Scale of platform
  - Depth of market / management expertise; and
  - Spectrum of capabilities
- ✓ Expertise in segment of market in which Public REITs do not have significant expertise
  - Expands opportunity set
  - Potential to pair with public currency in the future

Sources: Green Street Advisors, J.P. Morgan research report ("Dept Stores / Specialty Softlines" dated 7-May-2017)
[1] Data for shopping center peers covered by Green Street Advisors is by asset value.

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33 · PORTFOLIO BREAKDOWN BY TOP MSAS Notes: Includes Pro Forma PECO I properties as of 12/31/16 (227) MSA data is as of 7/1/16 Top 5 MSAs Properties in Top MSAs 18.1% of the portfolio 33 Number of Pro Forma Metropolitan Statistical Area Rank in Population PECO I Properties 1 Atlanta-Sandy Springs-Roswell, GA Metro Area 9 17 2 Tampa-St. Petersburg-Clearwater, FL Metro Area 18 8 3 Dallas-Fort Worth-Arlington, TX Metro Area 4 5 T4 Chicago-Naperville-Elgin, IL-IN-WI Metro Area 3 6 T4 Minneapolis-St. Paul-Bloomington, MN-WI Metro Area 16 5 Total 41 Number of Percent of Properties PF PECO I Portfolio Top 25 MSAs 80 35.2% Top 50 MSAs 120 52.9%

SECONDARY MARKET RETAIL RETURNS BEAT CORE MARKETS

Assets in the Top 25 shopping center markets would need to experience a ~67 bps decrease in exit cap rates to achieve a levered IRR comparable to PF PECO I assets

Key Notes

- ✓ Historical indexed rent growth for PECO I markets has largely tracked and even beaten rent growth for the Top 25 shopping center markets since 2009
- ✓ Going forward, secondary market rent growth is expected to track growth in the Top 25 markets
- ✓ Given the higher initial yields of secondary markets, this translates into higher potential total returns of over 250 bps or 25%

PF PECO I Markets vs. Top 25 Markets[1]



2009-2025 Rent Growth (Indexed)
145
130
115
100
85
2009
2010
2011
2012
2013
2014
2015
2016
2017
2018
2019
2020
2021
2022
2023
2024
2025
112
109
2016-2025 Rent Growth (Indexed)
120
110
100
2016
2017
2018
2019
2020
2021
2022
2023
2024
2025
114
114
PF PECO I Markets
Top 25 Strip Retail Markets [2]

Hypothetical Returns

	Initial Investment	Entry Cap Rate	LTV[4]	Levered Free Cash Flows Year 1	Year 2	Year 3	Year 4	Year 5	Levered IRR
PF PECO I Markets[3]	$ 100.0	6.5 %	40.0 %	$ 5.9	$ 6.1	$ 6.5	$ 6.7	$ 6.9	14.4 %
Top 25 Shopping Center Markets[1]	$ 100.0	5.4 %	40.0 %	$ 4.9	$ 5.0	$ 5.2	$ 5.4	$ 5.5	11.8 %
								DELTA:	**259 bps**

Source: CBRE Econometric Advisors / Torto Wheaton and Real Capital Analytics

[1] Rent growth for PF PECO I Markets and Top 25 Strip Retail Markets are based on CBRE Econometric Advisors / Torto Wheaton rent growth forecasts for each of their respective markets. Rent growth detail for PF PECO I Markets is not available for all markets – data shown reflect growth estimates based on data only for available markets, which represent approximately 55% of the portfolio by square feet

[2] Top 25 Markets include Atlanta, Baltimore, Boston, Charlotte, Chicago, Dallas, Denver, Fort Lauderdale, Fort Worth, Houston, Jacksonville, Las Vegas, Long Island, Los Angeles, Miami, Orlando, West Palm Beach, Philadelphia, Phoenix, Raleigh, San Antonio, San Diego, San Francisco, San Jose and Tampa

[3] PF PECO I Markets cap rate is an estimate based on average acquisition cap rates over the past 12 months. Top 25 Strip Retail Markets cap rate is an estimate calculated as PF PECO I markets less the current 1.1% spread between A and B market cap rates. See next slide for details

[4] The same debt assumptions are applied to both PF PECO I Markets and Top 25 Shopping Center Markets

34

35 · SPREAD BETWEEN CAP RATES IN A MARKETS VS. B MARKETS HAS WIDENED Sources: Real Capital Analytics B Market Cap Rates Have Closely Tracked A Market Cap Rates Historically 0.0% 2.0% 4.0% 6.0% 8.0% 10.0% 2001 2002 2003 2004 2005 2006 2007 2008 2009 2010 2011 2012 2013 2014 2015 2016 10Y U.S. Treasuries A Market Cap Rates B Market Cap Rates 2.5% 5.4% 6.5 % Recently, the Spread Between A and B Markets has Widened and is Well Above the Long - Term Average (0.2)% 0.0% 0.2% 0.4% 0.6% 0.8% 1.0% 1.2% 1.4% 1.6% 2001 2002 2003 2004 2005 2006 2007 2008 2009 2010 2011 2012 2013 2014 2015 2016 Spread Between B and A Market Cap Rates Average Spread 1.1% 0.6 % Per the prior page, A market cap rates would need to contract ~67 bps to achieve the same levered IRR as B markets. Today, A market cap rates are already 110 bps lower 35

OUR STORES ARE RIGHT-SIZED

Average Property Size (Square Feet)



160 K
106 K
PECO I
Peers [1]

Source: Cushman & Wakefield Research
[1] Peers include AAT, AKR, BRX, DDR, FRT, KIM, REG, ROIC, RPAI, UE and WRI.

Commentary

- ✓ Our assets are ~**1/3 smaller than our peers' assets**, and our non-anchor stores, averaging 2,477 square feet, are also smaller than power center peers' small shops
- ✓ Meetings with national and regional tenants over the last 30 days indicate **demand for over 6,500 new small shops (2K - 3K square feet)** in the next year across several necessity retail tenant types
- ✓ Trends expected in the next year will also favor smaller shops
  - ✓ Health & Wellness: spin classes, pilates studios, health-conscious fast casual restaurants, etc.
  - ✓ Clicks-to-Bricks: online retailers opening physical brick-and-mortar stores
- ✓ A small portion of the retail world is contributing to the negative news: apparel, department stores, and office are the headliners
- ✓ Food is major driver everywhere because Americans are eating out now more than ever
- ✓ Neighborhood community centers and grocery-anchored centers are performing well because success in this area depends on in-line local services; vacant Class A space is being refilled easily

36

37 · ECONOMICS OF SMALL BOX VS. BIG BOX RETAILERS Our smaller tenants have more attractive unit economics than our anchor tenants, generating an IRR of ~14% over a 15 year period versus ~9% for anchor tenants Cash Flows IRR Assumes a 15 - year hold, classifying small box as ~2,000 sq. ft. at a 6.50% cap rate Assumes a 15 - year hold, classifying big box as ~10,000 sq. ft. at a 7.75% cap rate with rent per sq. ft. at $15.00 $(2,000) $(1,000) $ 0 $ 1,000 $ 2,000 1 2 3 4 5 6 7 8 9 10 11 12 13 14 15 Power Anchor Small Box $(20,000) $(10,000) $10,000 $20,000 13.7% 9.3 % Small Box Power Anchor 37 m21 g5g6

ECONOMICS OF SMALL BOX VS. BIG BOX RETAILERS

Our smaller tenants have more attractive unit economics than our anchor tenants, generating an IRR of ~14% over a 15 year period versus ~9% for anchor tenants

Power Anchor

Cap Rate		7.75%
Square Feet		10,000
Initial Rent / Sq. Ft.		$15.00

Initial Term (yrs)		10
Option (yrs)		5
Option Rent	110.0%	$16.50

Initial TI / Sq. Ft.		$35.00
Debt	50.0%	$774,194
Debt Service	3.00%	23,226

Year		1	2	3	4	5	6	7	8	9	10	11	12	13	14	15	Terminal
Rent		$150,000	$150,000	$150,000	$150,000	$150,000	$150,000	$150,000	$150,000	$150,000	$150,000	$165,000	$165,000	$165,000	$165,000	$165,000	$165,000
Less: Prop. OpEx	20.0%	(30,000)	(30,000)	(30,000)	(30,000)	(30,000)	(30,000)	(30,000)	(30,000)	(30,000)	(30,000)	(33,000)	(33,000)	(33,000)	(33,000)	(33,000)	(33,000)
Less: Tenant Improvements		(350,000)															
Less: Debt Service		(23,226)	(23,226)	(23,226)	(23,226)	(23,226)	(23,226)	(23,226)	(23,226)	(23,226)	(23,226)	(23,226)	(23,226)	(23,226)	(23,226)	(23,226)	
Entry		(774,194)															
Exit																929,032	
Cash Flow		**($1,027,419)**	**$96,774**	**$96,774**	**$96,774**	**$96,774**	**$96,774**	**$96,774**	**$96,774**	**$96,774**	**$96,774**	**$108,774**	**$108,774**	**$108,774**	**$108,774**	**$1,037,806**	
IRR		**9.3%**															

Small Shop

Cap Rate		6.50%
Square Feet		2,000
Tenants	5	10,000
Vacancy Factor		80.0%

Initial Term (yrs)	7
Option (yrs)	3
Rent / Sq. Ft	$25.00
Option Growth	10.0%

Initial TI / Sq. Ft.	$40.00
Retention Rate	75.0%
New Lease Mark to Market	115.0%
Annual Rent Growth	2.0%

Downtime (yrs)		1.0
Debt	50.0%	$1,307,692
Debt Service	3.00%	39,231

Year		1	2	3	4	5	6	7	8	9	10	11	12	13	14	15	Terminal
Rent: Tenant 1		$50,000	$51,000	$52,020	$53,060	$54,122	$55,204	$56,308	$61,939	$71,230	$72,654	$74,107	$75,590	$77,101	$78,643	$86,508	$88,238
Rent: Tenant 2		50,000	51,000	52,020	53,060	54,122	55,204	56,308	61,939	71,230	72,654	74,107	75,590	77,101	78,643	86,508	88,238
Rent: Tenant 3		50,000	51,000	52,020	53,060	54,122	55,204	56,308	61,939	71,230	72,654	74,107	75,590	77,101	78,643	0	88,238
Rent: Tenant 4		50,000	51,000	52,020	53,060	54,122	55,204	56,308	0	71,230	72,654	74,107	75,590	77,101	78,643	80,216	88,238
Rent: Tenant 5 (static vacancy)		0	0	0	0	0	0	0	0	0	0	0	0	0	0	0	0
Total Rent		$200,000	$204,000	$208,080	$212,242	$216,486	$220,816	$225,232	$185,817	$284,919	$290,617	$296,430	$302,358	$308,406	$314,574	$253,232	$352,952
Less: Prop. OpEx	15.0%	(30,000)	(30,600)	(31,212)	(31,836)	(32,473)	(33,122)	(33,785)	(27,873)	(42,738)	(43,593)	(44,464)	(45,354)	(46,261)	(47,186)	(37,985)	(52,943)
Less: Tenant Improvements		(320,000)								(80,000)							
Less: Debt Service		(39,231)	(39,231)	(39,231)	(39,231)	(39,231)	(39,231)	(39,231)	(39,231)	(39,231)	(39,231)	(39,231)	(39,231)	(39,231)	(39,231)	(39,231)	
Entry		(1,307,692)															
Exit																3,307,830	
Cash Flow		**($1,496,923)**	**$134,169**	**$137,637**	**$141,175**	**$144,783**	**$148,463**	**$152,217**	**$118,714**	**$122,950**	**$207,794**	**$212,735**	**$217,774**	**$222,914**	**$228,157**	**$3,483,846**	
IRR		**13.7%**															

38

PHILLIPS EDISON & COMPANY | 39 The Platform

40 · MANAGEMENT & PELP’S FULLY INTEGRATED OPERATING PLATFORM Highly experienced management team with a fully integrated operating platform with • Executive management averages 15 years at Philips Edison and 28 in commercial real estate • Fully integrated platform provides synergies and efficiencies • Control along every step of the value creation cycle , from sourcing an acquisition to property disposition • Platform scalable to own and operate 400+ shopping centers Accounting Acquisitions Capital Markets Construction Dispositions Due Diligence Finance IT Investor Relations Leasing Legal Marketing Property Management Risk Management Tax 281 associates 100% in house capabilities built over 20+ years Scalable for future growth 40

NATIONAL, FULLY INTEGRATED OPERATING PLATFORM

In-House Portfolio Management, Leasing and Operations team with regional focus and expertise

Chief Operating Officer

SENIOR LEADERSHIP TEAM - OPERATIONS

SVP, Portfolio/Asset Management
SVP, Leasing
VP, Leasing
VP, Renewal Leasing

SVP, Property Management
Chief Marketing Officer
SVP, Construction
SVP, General Counsel

WEST REGION[1]

Regional VP Portfolio Manager: 1
Property Management Associate: 1
Leasing Agents: 7
Retention Agents: 1
Property Managers: 6
Construction Managers: 2
Attorneys: 1
Paralegals: 1

NORTH REGION[1]

Regional VP Portfolio Manager: 1
Property Management Associate: 1
Leasing Agents: 7
Retention Agents: 1
Property Managers: 9
Construction Managers: 2
Attorneys: 1
Paralegals: 1

MID-ATLANTIC REGION[1]

Regional VP Portfolio Manager: 1
Property Management Associate: 1
Leasing Agents: 6
Retention Agents: 1
Property Managers: 7
Construction Managers: 1
Attorneys: 1
Paralegals: 1

SOUTHEAST REGION[1]

Regional VP Portfolio Manager: 1
Property Management Associate: 1
Leasing Agents: 6
Retention Agents: 1
Property Managers: 8
Construction Managers: 1
Attorneys: 1
Paralegals: 1

REDEVELOPMENT REGION[1]

Vice President of Redevelopment: 1
Redevelopment Construction Managers: 2
Redevelopment Leasing Agents: 3



- Leasing Agent Offices: 8
- Property Manager Offices: 18

26 TOTAL OFFICES NATIONWIDE

In addition, the operations team is complemented by a fully integrated platform of more than 160 associates within Finance, Capital Markets, Research, Accounting, Marketing, Information Technology, and more.

NOTE: (1) CERTAIN EMPLOYEES HAVE MULTI-REGIONAL ROLES AND MAY BE COUNTED TWICE

41

42 · GROCER RELATIONS NEW TENANT RELATIONS EXISTING TENANT RELATIONS NATIONAL ACCOUNTS OUTPARCEL PROGRAM REDEVELOPMENT EMERGING TRENDS National footprint with strategically focused teams NATIONAL, FULLY INTEGRATED OPERATING PLATFORM: IN - HOUSE LEASING New Leases Renewals NOTE: (1) 2017 LEASING STATS ARE YTD THROUGH 3/31/2017 Lease Count GLA First Yr ABR 2014 260 720,505 $11.02 2015 330 1,172,500 $11.62 2016 342 1,142,223 $12.47 2017 ¹ 89 281,254 $13.40 On pace for 356 new leases in 2017 Lease Count GLA Renewal Spread 2014 404 1,537,409 4.9% 2015 434 1,535,230 13.6% 2016 545 1,728,755 13.7% 2017 ¹ 131 347,722 13.1% On pace for 524 renewals in 2017 42

43 · NATIONAL, FULLY INTEGRATED OPERATING PLATFORM: IN - HOUSE ACQUISITIONS Head of Western Acquisitions Head of Midwest Acquisitions Head of Southeast Acquisitions Head of Northeast Acquisitions Vice President of Transactions Director of Underwriting Senior Vice President of Acquisitions SENIOR LEADERSHIP TEAM SOUTHEAST REGION SOUTH REGION 1 WEST REGION 1 MIDWEST REGION 1 NORTHEAST REGION 1 SENIOR LEADERSHIP TEAM NORTHEAST REGION 1 Acquisitions Associates: 1 Underwriting Analysts: 2 Transactions Analysts: 2 Acquisitions Associates: 1 Underwriting Analysts: 1 Transactions Analysts: 2 Acquisitions Associates: 1 Underwriting Analysts: 2 Transactions Analysts: 2 Acquisitions Associates: 1 Underwriting Analysts: 1 Transactions Analysts: 2 WEST REGION 1 Acquisitions Associates: 1 Underwriting Analysts: 1 Transactions Analysts: 2 CENTRAL REGION 1 MIDWEST REGION 1 CENTRAL REGION 1 NORTHEAST REGION 1 SOUTHEAST REGION 1 NOTE: (1) CERTAIN EMPLOYEES HAVE MULTI - REGIONAL ROLES AND MAY BE COUNTED TWICE 43

44 · NATIONAL, FULLY INTEGRATED OPERATING PLATFORM: IN - HOUSE ACQUISITIONS ACQUISITIONS ACTIVITY • Reviewed 3,134 deals • Underwrote 581 active opportunities • Sent out 434 LOIs • Closed on 77 grocery anchored centers representing $1.2 billion and 6 million square feet • 33 off - market and direct acquisitions • 44 on - market acquisitions ACQUISITIONS ACTIVITY • Reviewed 2,549 deals • Underwrote 386 active opportunities • Sent out 247 LOIs • Closed on 49 grocery anchored centers representing $808 million and 5.4 million square feet • 24 off - market and direct acquisitions • 25 on - market acquisitions ACQUISITIONS ACTIVITY • Reviewed 2,217 deals • Underwrote 364 active opportunities • Sent out 233 LOIs • Closed on 41 grocery anchored centers representing $880 million and 5.1 million square feet • 18 off - market and direct acquisitions • 23 on - market acquisitions 2014 2015 GROCERY ANCHORED PIPELINE (LOI’S OUTSTANDING AS OF 3/31/2017) 3.5 mm SQUARE FEET ~$700m AGGREGATE PURCHASE PRICE 32 PROPERTIES 2016 44

45 · SUPPORT DEPARTMENTS BUILT TO DRIVE SCALABLE EFFICIENCIES Back office platform focused on process efficiencies, driving high incremental margins with each new asset under management Finance Information Technology Accounting Legal Risk Management • Property Accounting • Financial Reporting • CAM • Accounts Receivable/Payable • Regional Portfolio support • FP&A and Corporate • Investor Relations • Acquisition support • Lease Administration • Corporate Governance • Insurance • Claims Management • Enterprise Risk Management • Strategic platform design • Systems implementation and integration • Cyber Security 45

46 · SHAREHOLDER ALIGNED COMPANY CULTURE • Ownership culture aligned with shareholders • Every associate receives ownership units after 1 year of service • Fosters environment of innovation and encourages associates to “act like an owner” • Culture of learning • PECO University: training department with employee - led curriculum featuring over 75 courses • Innovation Lab: annual cross - functional projects intended to promote forward thinking • Highly engaged, dedicated associates • 4 - time “Best Place to Work in Cincinnati” Finalist • In a study conducted by CEB, Phillips Edison employees ranked significantly higher in employee engagement 1 and retention versus a benchmark 2 comprised of 180 like - sized companies • Employee - led initiatives for promoting women and community service NOTES: (1) ENGAGEMENT CAPITAL SCORE IS THE AMOUNT OF COMMITMENT, DISCRETION ARY EFFORT AND INTENT TO STAY THAT ASSOCIATES EXHIBIT BASED ON P AST, PRESENT, AND FUTURE CONDITIONS (2) SURVEY CONDUCTED BY CEB AND BENCHMARKED AGAINST 180 LIKE - SIZED GLOBAL COMPANIES IN 20 I NDUSTRIES 46

For more information please contact: • Phillips Edison & Company: Michael Koehler, Director of Investor Relations InvestorRelations@PhillipsEdison.com (513) 338 - 2743

PHILLIPS EDISON & COMPANY | 48 Appendix

49 · Funds from Operations Funds from operations (“FFO”) is a non - GAAP performance financial measure that is widely recognized as a measure of REIT operati ng performance. We use FFO as defined by the National Association of Real Estate Investment Trusts (“NAREIT”) to be net income (loss), computed in accor dan ce with GAAP, adjusted for gains (or losses) from sales of depreciable real estate property (including deemed sales and settlements of pre - existing relationships ), plus depreciation and amortization on real estate assets and impairment charges, and after related adjustments for unconsolidated partnerships, joint ventures, and noncontrolling interests. We believe that FFO is helpful to our investors and our management as a measure of operating performance because, when compared year to yea r, it reflects the impact on operations from trends in occupancy rates, rental rates, operating costs, development activities, general and administrative exp enses, and interest costs, which are not immediately apparent from net income. FFO should not be considered as an alternative to net income (loss) or income (loss ) f rom continuing operations under GAAP, nor as an indication of our liquidity, nor is this measure indicative of funds available to fund our cash needs, includ ing our ability to fund distributions, Accordingly, FFO should be reviewed in connection with other GAAP measurements. FFO should not be viewed as more prominent me asu res of performance than our net income or cash flows from operations prepared in accordance with GAAP. Our FFO, as presented, may not be comparable t o a mounts calculated by other REITs. Pro Forma Funds from Operations – FFO for the quarter ended March 31, 2017, pro forma for the transaction, is not reasonably reconcilable to net income at this time as purchase accounting and other non - cash transaction adjustments have not yet been completed. The following section presents our calculation of FFO and provides additional information related to our operations (in thous and s): RECONCILIATION OF NON - GAAP FINANCIALS 49

50 · Same - Center Net Operating Income We present Same - Center NOI as a supplemental measure of our performance. We define NOI as total operating revenues, adjusted to exclude lease buy - out income and non - cash revenue items, less property operating expenses and real estate taxes. Same - Center NOI represents the NOI for the 1 32 properties for PECO I that were owned and operational for the entire portion of both comparable reporting periods, except for those properties we curren tly classify as redevelopment. A property is removed from the Same - Center pool and classified as redevelopment when it is being repositioned in the market and su ch repositioning is expected to have a significant impact on property operating income. While there is judgment surrounding changes in designations, once a r ede velopment property has stabilized, it is typically moved to the Same - Center pool the following year. Currently, we have identified five properties that we classify as redevelopment properties. We believe that NOI and Same - Center NOI provide useful information to our investors about our financial and operating performanc e because each provides a performance measure of the revenues and expenses directly involved in owning and operating real estate assets and provides a per spective not immediately apparent from net income. Because Same - Center NOI excludes the change in NOI from properties acquired after December 31, 2014, and those considered redevelopment properties, it highlights operating trends such as occupancy levels, rental rates, and operating costs on properties that wer e o perational for both comparable periods. Other REITs may use different methodologies for calculating Same - Center NOI, and accordingly, our Same - Center NOI may not be com parable to other REITs. Same - Center NOI should not be viewed as an alternative measure of our financial performance since it does not reflect the operat ions of our entire portfolio, nor does it reflect the impact of general and administrative expenses, acquisition expenses, depreciation and amortization, inter est expense, other income, or the level of capital expenditures and leasing costs necessary to maintain the operating performance of our properties that could materiall y i mpact our results from operations. RECONCILIATION OF NON - GAAP FINANCIALS 50

51 · RECONCILIATION OF NON - GAAP FINANCIALS 51